Exhibit 99.1

Investor Presentation

November 2007

Forward Looking Statement

Some of the statements contained in this presentation are “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this presentation, future results, projected sector returns, plans, goals and other events which have not yet occurred. The forward looking statements contained in this presentation involve risks and uncertainties, including statements as to:

our future operating results;

our business prospects;

the general volatility of the securities markets in which we invest and the market price of our common stock;

changes in our business strategy;

availability, terms and deployment of capital;

changes in our industry, interest rates, the debt securities markets or the general economy;

increased rates of default and/or decreased recovery rates on our investments;

increased prepayments of mortgages and other loans underlying our mortgage-backed or other asset-backed securities;

our expected financings and investments;

the adequacy of our cash resources and working capital;

changes in government regulations, tax rates and similar matters;

changes in generally accepted accounting principles by standard-setting bodies;

future margin reductions and the availability of liquid assets to post additional collateral;

availability of investment opportunities in real estate-related and other securities; and

the degree and nature of our competition.

These forward looking statements are based on our current expectations, speak only as of the date of this presentation and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward looking statements. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward looking statements contained in this presentation.

Agenda

Company overview

Compelling business model

Portfolio and growth strategy

At A Glance

Specialty finance REIT invests in debt or debt-like instruments across the real estate spectrum

NYSE: CRZ

market cap ~$420M (1)

total assets: $2.9B (1)

7% owned by parent company / management / directors

(1) As of September 30, 2007

A Company on the Move

Private offering
raised $406M

First CDO financing
$378M (ratings affirmed
by Fitch in Aug 2007)

Paid 3 dividends

2005

Second CDO
financing $390M

Solid performance
despite market
volatility

Stable dividends

2007

August IPO raised
$159M

Paid 4 dividends

Assets increased 41%

2006

A Dynamic, Flexible Investment Strategy

High grade

High leverage

High yield

Low leverage

Agency

MBS

Non-Agency

MBS

Other

ABS

CMBS

B-Notes/

Mezzanine

CRE debt

Real Estate
Equity

Alternative
Real Estate

Assets

Partnered with Leading Investment Managers

Externally managed by subsidiaries of
Brookfield Asset Management (NYSE:
BAM)

$80B AUM, 50 offices  and 300
investment professionals worldwide*

superior track record

$23B in CMBS, RMBS and ABS for major
pension plans, national banks and
insurance companies *

decades of experience managing each
asset class in Crystal River portfolio

Crystal River benefits from Brookfield’s
strong operating expertise, long-
standing relationships and financial
resources

* As of September 30, 2007

Brookfield Asset Management Expertise

Specialty
Investment
Funds

$5B

Real Estate
$28B

Power
$10B

Timber &
Infrastructure
$7B

Other

$7B

Core
Fixed Income

$11B

MBS/ABS
Fixed Income

$12B

Agenda

Company overview

Portfolio and growth strategy

Compelling business model

Our Cornerstone: Relative Value Approach

=

Best

investment

opportunities

Macroeconomic

analysis

Sector

level

Security

level

Relative
value
among
issuers

Relative value
between fixed
income
sectors

Long-term
macro-
economic
trends

Powerful Proprietary and External Analytical Platform

Shortfall Model

Surveillance Scoring Model

Loan Level Default / Loss Model

Tenant Credit Scoring System

Realpoint

Trepp

Intex

PolyPaths

REIS

Co-Star

Shopping Center Directory

Wachovia Property Market Research

JPM Credit Drift

Moody’s Red-Yellow-Green

Analytical Platform

Legend:       Proprietary models and systems          Third party models, systems

CMBS

Residential

MBS / ABS

Corporate Credit

Option-Adjusted Spread Model

Prepayment Model

Coupon / Spread Relative Value Model

Subordinated MBS Credit Filter

Loan Level Default / Loss Model

HEL / NIM Cash Flow Model

BS Bond Studio

PC Product / PointWeb

Loan Performance

ABSNet

Cash Schiller Weiss REdex

Intex

PolyPaths

Yield Book

CDS Quote Monitor System

Credit Rating Filter

Stock Price Filter

Rating Agency Ratio Flag

LBO Analyzer Model

Yield Spread Monitor

Moody’s

S&P

CreditSights

Gimme Credit

Edgar Pro

Call Street

PolyPaths

Altman Health Rank

Wall Street Office

Use advanced, proprietary investment technology platforms

Experienced Investment Management Team

CMBS and CRE
Management

(10)

RMBS
Management

(15)

Agency MBS
& Cash
Management

CDO
Management

(2)

Finance &
Accounting

(5)

Clifford Lai,

President & CEO

Jon Tyras,

General Counsel/
Corp. Secretary

Craig Laurie,

Chief Financial Officer

Investor
Relations

(1)

(2)

Brookfield Operations and Management Services (42)

Efficient Financing Strategy

Match-fund assets and liabilities

Leverage targets for each asset class

Strong relationships with banks

short term: repurchase agreements,
warehouse facilities, bank facilities

long term: CDOs, bank term funding

Closed second CDO in Q1 2007 for $390M

attractive, cost-efficient financing

Term funding on triple-net office buildings

Issued $50 million of Trust Preferreds in Q1 2007

CRYSTAL RIVER

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Our Assets Are Well Financed

(1) CDO debt has been allocated based upon the asset mix within the Company’s CDOs

(2) Related party repurchase agreement of $37.3 million reflected as funding facilities

(3) Excludes margin cash and securities sold but not yet settled at September 30, 2007

(As of September 30, 2007)
($ in millions)

Asset

Carrying Value

CDO

Debt(1)

Funding

Facilities(2)

Repurchase

Agreements

91.4% of our debt, excluding Agency MBS, has been term-financed through
CDO debt, other term debt and funding facilities

Other

Term Debt

CMBS

$

468.0

$

391.0

$

$

$

57.0

Prime RMBS

144.6

65.0

7.7

9.9

Sub-prime RMBS

79.5

36.2

14.9

7.2

ABS

20.2

14.8

CDO Notes

5.6

Preferred stock

1.7

Real estate loans

212.9

15.2

100.5

Commercial real estate

236.9

219.4

Real Estate Finance Fund

34.6

37.3

Alternative investments

1.6

Trust preferred securities

51.6

Subtotal

$

1,200.0

$

507.4

$

371.5

$

65.5

$

88.9

Agency MBS

1,423.6(3)

1,422.2

Total

$

2,623.6

$

507.4

$

371.5

$

65.5

$

1,511.1

$0.73
$0.73
$0.60
$0.66
Q1
Q2
Q3
Q4
$0.68
$0.68
$0.68
Q1
Q2
Q3

Stable Dividends, Attractive Yield

Quarterly Dividend

2006

2007

Agenda

Company overview

Compelling business model

Portfolio and growth strategy

CRE debt & equity

18%

Continued focus, strong fundamentals

Portfolio Snapshot (1)

Agency MBS

54%

Reduced position to reinvest from lower-
yielding into higher-yielding assets

CMBS

18%

Continued focus, strong fundamentals

Non-Agency
RMBS

8%

Only $79.5M, or 3%, of sub-prime RMBS

Look for opportunistic investments

ABS

1%

Look for opportunistic investments

Sector

Comment / Outlook

Current Asset
Allocation

484.4

$ 1,423.6

468.0

224.1

20.2

(1) As of September 30, 2007

Alternatives

0%

Look for opportunistic investments

1.6

Target Asset Classes – Commercial Real Estate

$400 Million

Large Loan

$100 Million

Equity

(Real estate company owns
or controls the property)

Investment-
Grade CMBS

$25 Million

Mezzanine Loan

$75 Million

Equity*

Subordinated CMBS
or “B-Pieces”

$50 Million

B-Note

Targeted Crystal River Investments

$500 Million

Office Tower

* In equity tranche, Crystal River invests in triple-net office properties

Target Asset Classes – Residential Real Estate

Prime RMBS

Sub-Prime RMBS

AAA

AA - BBB

BB – First-Loss

Homeowner
Equity

AAA

AA - BBB

BB – First-Loss

Homeowner
Equity

Targeted Crystal River Investments

Our Portfolio “Dashboard”

Assumptions based on current market conditions and may change based on future developments

Equity Allocation (%)

20-25

20 -25

20 - 25

20 - 25

0 - 5

100

Asset Allocation (%)

45-50

5 -10

20 - 25

10 - 15

1 - 5

100

Asset Return (%)

5.0 - 5.5

16.0 - 18.0

8.0 - 9.0

6.0 -16.0

8.0 - 15.0

6.0 - 7.0

Leverage
(Debt / Equity)

8 - 12x

1 - 2x

3 - 5x

1 - 3x

5 - 7x

4.0 - 5.0x

Projected Sector
Return (%)

8.0 - 10.0

25.0 - 30.0

20.0 - 25.0

7.0 - 10.0

20.0 -25.0

16.0 -18.0

Agency
MBS

RMBS

CMBS

CRE Debt

& Equity

Alternatives

/ ABS

Blended

Well Positioned in Current Market Environment (1)

Unencumbered assets to provide
potential liquidity

$160M

Stock repurchase approved
August 2007

2M
shares

(1) As of September 30, 2007

91%

Term financing of
non “Agency MBS” assets

Percent of portfolio in
sub-prime RMBS

3%

$40M

Strong cash position

Portfolio Strategy

Long-term

Short-term

Until debt & equity markets return:

Reallocate from lower-yielding to higher-
yielding assets

Repurchase shares at attractive levels

Focus on adding attractive commercial real
estate equity opportunities

Manage liquidity

Provide stable dividend for investors

Once debt & equity markets have recovered:

Continue with REIT model of raising equity at
9% to 10% while generating mid-teen returns

Focus on adding attractive commercial real
estate equity opportunities

Resume acquisition of securities

Opportunistically invest in Brookfield-sourced
infrastructure and real estate assets and funds

CDO issuance to secure term financing

Procure additional funding sources

Why Invest in Crystal River

Compelling business model

leading investment managers, dynamic multi-sector approach

Strong backing through the Brookfield platform

proprietary deals, sharing of expertise

Well-financed portfolio with attractive ROEs

Match-term funding, niche sectors

Investor Presentation

November 2007